UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 4,  2016

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On May 4, 2016, Planet Payment, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2016. The press release is attached to this report as Exhibit 99.01.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated May 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: May 4, 2016	By:	/s/ Raymond D’Aponte
		Name:	Raymond D’Aponte
		Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated May 4, 2016.